AAM S&P Developed Markets High Dividend Value ETF
Schedule of Investments
July 31, 2021 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.5%
	Australia - 14.1%
7,552	AGL Energy, Ltd.	$40,134
3,753	Computershare, Ltd.	43,035
2,389	Fortescue Metals Group, Ltd.	43,743
10,775	Harvey Norman Holdings, Ltd.	44,907
13,320	Origin Energy, Ltd.	40,241
13,776	Stockland	44,555
39,830	Vicinity Centres	45,526
5,363	Worley, Ltd.	44,033
		346,174
	Austria - 1.8%
824	OMV AG	44,478

	Canada - 5.7%
11,294	B2Gold Corporation	47,317
1,419	Pembina Pipeline Corporation	46,877
2,489	RioCan Real Estate Investment Trust	45,041
		139,235
	France - 5.5%
1,733	AXA SA	44,963
1,165	Bouygues SA	44,884
3,233	Credit Agricole SA	45,084
		134,931
	Germany - 5.4%
544	Fresenius Medical Care AG & Company KGaA	42,923
836	Fresenius SE & Company KGaA	43,936
507	HeidelbergCement AG	44,958
		131,817
	Hong Kong - 5.3%
6,500	CK Asset Holdings, Ltd.	44,289
6,000	CK Hutchison Holdings, Ltd.	43,854
3,000	Sun Hung Kai Properties, Ltd.	42,966
		131,109
	Italy - 3.7%
21,411	A2A SpA	45,460
94,533	Telecom Italia SpA - Savings Share	44,110
		89,570
	Japan - 23.5%
2,200	Brother Industries, Ltd.	44,401
1,900	Canon, Inc.	43,220
3,700	Chubu Electric Power Company, Inc.	44,383
10,800	ENEOS Holdings, Inc.	45,217
6,500	Inpex Corporation	45,900
2,300	Japan Tobacco, Inc.	44,847
900	Lawson, Inc.	45,020
2,600	Seiko Epson Corporation	44,443
3,300	SoftBank Corporation	42,983
3,300	Sumitomo Corporation	44,591
3,400	Sumitomo Rubber Industries, Ltd.	45,447
1,300	Takeda Pharmaceutical Company, Ltd.	43,614
9,500	Yamada Holdings Company, Ltd.	44,665
		578,731
	Luxembourg - 1.7%
5,496	SES SA - FDR	42,388

	Netherlands - 3.7%
1,460	Koninklijke Ahold Delhaize NV	45,351
913	NN Group NV	45,395
		90,746
	Norway - 1.8%
839	Yara International ASA	44,187

	Singapore - 3.6%
2,900	Jardine Cycle & Carriage, Ltd.	43,903
3,200	Venture Corporation, Ltd.	44,948
		88,851
	Spain - 5.4%
2,920	Grifols SA - ADR	44,413
1,674	Naturgy Energy Group SA	43,254
10,037	Telefonica SA	46,013
		133,680
	Sweden - 5.6%
1,701	Electrolux AB - Class B	44,640
1,472	Intrum AB	45,627
2,690	Securitas AB - Class B	47,459
		137,726
	United Kingdom - 12.7%
8,383	Aviva plc	45,141
1,166	British American Tobacco plc	43,455
2,280	GlaxoSmithKline plc	44,944
2,058	Imperial Brands plc	44,122
4,700	Phoenix Group Holdings plc	44,397
544	Rio Tinto plc	46,145
27,173	Vodafone Group plc	43,893
		312,097
	TOTAL COMMON STOCKS (Cost $2,332,798)	2,445,720

	SHORT-TERM INVESTMENTS - 0.3%
7,595	Invesco Government & Agency Portfolio, Institutional Class - 0.03% (a)	7,595
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,595)	7,595
	TOTAL INVESTMENTS (Cost $2,340,393) - 99.8%	2,453,315
	Other Assets in Excess of Liabilities - 0.2%	5,183
	NET ASSETS - 100.0%	$2,458,498

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
FDR	Fiduciary Depositary Receipt
(a)	Rate shown is the annualized seven-day yield as of July 31, 2021.

Summary of Fair Value Disclosure at July 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2021:

AAM S&P Developed Markets High Dividend Value ETF

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,445,720	$-	$-	$2,445,720
Short-Term Investments	7,595	-	-	7,595
Total Investments in Securities	$2,453,315	$-	$-	$2,453,315

For the period ended July 31, 2021, the Fund did not recognize any transfers to or from Level 3.